Helping Build Twin Cities—The Union Way

The AFL-CIO Housing Investment Trust builds on 35 years of experience investing union capital responsibly to deliver competitive returns to its participants while generating union construction jobs, affordable housing, and economic and fiscal impacts that benefit the communities where union members live and work.

Economic and Fiscal Impacts of the HIT-Financed Projects in the Twin Cities

In 2018 Dollars, Since Inception*

63	$991.5M	50%	$1.6B	9,105
Projects	HIT Investment Amount	Percent Affordable	Total Development Cost	Housing Units Created or Preserved
15.8M	19,084	$526.5M	$119.5M	$3.1B
Hours of Union Construction Work	Total Jobs Across Industries	Total Wages and Benefits	State and Local Tax Revenue Generated	Total Economic Impact

PROJECT PROFILE:

BASSETT CREEK APARTMENTS

The HIT provided $33.6 million of funding for the $37.6 million new construction of the 139-unit, Bassett Creek Apartments in Minneapolis, creating an estimated 344,690 hours of union construction work.

PROJECT PROFILE:

FIVE 15 ON THE PARK

The HIT provided $33.4 million in funding for the $52.3 million new construction of the 259-unit Five 15 on the Park apartments in Minneapolis, creating an estimated 236,410 hours of union construction work.

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*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Helping Build Twin Cities—The Union Way	SEPTEMBER 2019

The Penfield—St. Paul	Zvago Cooperative at Lake Superior—Duluth	Seward Towers East & West—Minneapolis

“These HIT-funded projects really help us provide multifamily housing. We have been faced with an affordable housing crisis just like many places, so the more we can build the better it will be for working families. And it seems the HIT is always there to help us out.”

—Dan McConnell, Business Manager

Minneapolis Building and Construction Trades Council

RECENT TWIN CITIES INVESTMENTS

Project	Location	HIT Investment	TDC	Construction Work Hours
Pioneer Apartments	St. Paul	$14,475,000	$48,739,737	403,670
Union Flats	St. Paul	$30,630,000	$68,476,863	615,780
Zvago Cooperative at Central Village	Apple Valley	$15,815,400	$19,680,017	163,970
Elevate at Southwest Station	Eden Prairie	$49,500,000	$63,510,988	541,000
The Chamberlain	Richfield	$48,277,000	$62,509,690	420,570
Riverdale Station East	Coon Rapids	$28,350,000	$38,273,494	325,650
Riverdale Station West	Coon Rapids	$6,925,000	$17,489,676	138,730
Lake Street Apartments	Minneapolis	$13,500,000	$27,554,885	221,440
Bassett Creek Apartments	Minneapolis	$33,609,500	$37,616,980	344,690
Zvago Cooperative at Lake Superior	Duluth	$14,033,700	$18,436,578	176,940

*Job and economic impact figures are estimates calculated using IMPLAN, an input-output model, based on HIT and subsidiary Building America project data. The data is current as of September 30, 2019. Economic impact data is in 2018 dollars and all other figures are nominal.

Investors should consider the HIT’s investment objectives, risks and expenses carefully before investing. A prospectus containing more complete information may be obtained from the HIT by calling the Marketing and Investor Relations Department collect at 202-331-8055 or by viewing the HIT’s website at www. aflcio-hit.com. The prospectus should be read carefully before investing.

2401 Pennsylvania Ave., NW, Suite 200 | Washington, DC 20037 | 202.331.8055 | www.aflcio-hit.com